Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone
215-659-7588 fax
www.kns.com

Exhibit 99.1

Kulicke & Soffa Reports Results for its First Fiscal Quarter 2010

Fort Washington, PA – February 4, 2010 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) today announced results for its first fiscal quarter ended January 2, 2010. For its first quarter, the Company reported net revenue of $128.4 million and net income of $15.8 million, or $0.21 per diluted share. This press release contains both GAAP results and non-GAAP measures.

On a non-GAAP basis* for the first quarter of fiscal 2010, the Company reported net revenue of $128.4 million and net income of $21.2 million, or $0.29 per diluted share.

Quarterly GAAP Results
From Continuing Operations	Q1 2010	** Change vs. Q1 2009	** Change vs. Q4 2009
Net Revenue	$128.4 million	243%	16%
Gross Profit	$56.4 million	305%	19%
Gross Margin	43.9%	667 basis points	119 basis points
Net Income	$15.8 million	181%	174%
Net Margin	12.3%	6,469 basis points	711 basis points
EPS – Diluted	$0.21	166%	163%

Quarterly Non-GAAP Measures*
From Continuing Operations	Q1 2010	** Change vs. Q1 2009	** Change vs. Q4 2009
Net Revenue	$128.4 million	243%	16%
Gross Profit	$56.4 million	306%	19%
Gross Margin	43.9%	679 basis points	120 basis points
Net Income	$21.2 million	197%	96%
Net Margin	16.5%	7,498 basis points	673 basis points
EPS – Diluted	$0.29	179%	84%
*Non-GAAP measures  exclude: equity-based compensation; severance;  facilities contractual commitments; tax settlement expense; amortization of intangibles; gain on extinguishment of debt; non-cash interest expense; tax settlement benefit; and related tax effects on non-GAAP adjustments (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).
** As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

Commenting on the results, Scott Kulicke, Chairman and Chief Executive Officer, said, “Results for our December quarter reflect the continuing strong semiconductor industry recovery, as well as our own efforts to expand our revenue base.  Besides ball bonder demand driven by semiconductor unit volume growth, our revenue includes demand from the LED market and from the industry’s transition to copper wire bonding.  In addition, we are seeing accelerating demand for our heavy wire wedge bonders. We expect these trends to continue through the March quarter, resulting in March quarter revenue in the range of $140 to $150 million.”

Key Product Trends

•	Ball bonder unit volumes increased approximately 23% over the September quarter levels
o	Conversion to copper wire bonding continues to accelerate; total copper kit volumes increased 146% over the September quarter to approximately 1,550
o	Continued strong demand for ball bonders from the LED market
•	Heavy wire wedge bonder demand accelerated late in the quarter and is expected to be strong at least through the March quarter
•	First purchase order received for iStackPSTM die bonder in January 2010

Financial Highlights

•	Gross Margin improved 119 basis points to 43.9%
•	Return on Invested Capital† of 35.4%
•	Total cash and cash equivalents of $175.2 million as of January 2, 2010
•	Net revenue for the March quarter of fiscal 2010 is expected to be $140 to $150 million

†See Reconciliation of Return on Invested Capital table.

Earnings Conference Call Details

A conference call to discuss these results will be held today, February 4, 2010 beginning at 9:00 am (ET). To access the conference call, interested parties may call (877) 407-8037 or 201-689-8037, or log on to www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 342765 (replay ID number). A replay will also be available on the K&S website at www.kns.com/investors/events. The replay will be available via phone and website for a limited time.

Discussion of Non-GAAP Measures

This press release contains non-GAAP measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results
The Company excludes the following from its GAAP results in presenting non-GAAP measures:

- Equity-based compensation expenses. The Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and performance-based and time-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

- Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Severance plan
•	Facilities contractual commitments
•	Tax settlement expense
•	Amortization of intangibles
•	Gain on extinguishment of debt
•	Non-cash interest expense
•	Tax settlement benefit

- Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense, adjusted for discrete quarterly items, by the GAAP operating income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income (loss), net margin, and earnings per share (“EPS”). The Company calculates these measures as follows:

--Gross Profit.     K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

--Gross Margin.     K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

--Net Income (Loss) and EPS. K&S non-GAAP net income (loss) and EPS exclude equity-based compensation; severance; facilities contractual commitments; tax settlement expense; amortization of intangibles; gain on extinguishment of debt; non-cash interest expense; tax settlement benefit; and related tax effects on non-GAAP adjustments.

--Net Margin.  K&S non-GAAP net margin reflects the Company’s net margin excluding equity-based compensation; severance; facilities contractual commitments; tax settlement expense; amortization of intangibles; gain on extinguishment of debt; non-cash interest expense; tax settlement benefit; and related tax effects on non-GAAP adjustments.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to increasing demand for ball bonders, the continuing semiconductor industry recovery, increasing demand for ball bonder products from the conversion to copper wire bonding and penetration of the LED market, continuing, accelerating demand for heavy wire wedge bonding products, future revenue, sales, demand for our products and product development. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: difficult global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the risk of failure to successfully integrate Orthodyne; the risk that anticipated customer orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence;  risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations;  and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2009 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Tom Johnson
Director – Investor Relations & Corporate Communications
Kulicke & Soffa
P: 215.784.6411
F: 215.784.6167
tjohnson@kns.com

Claire E. McAdams
Headgate Partners LLC
P: 530.265.9899
F: 530.265.9699
claire@headgatepartners.com

#   #   #

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended
	December 27,	January 2,
	2008 *	2010

Net revenue	$37,416	$128,415

Cost of sales	23,488	72,042

Gross profit	13,928	56,373

Selling, general and administrative	29,852	25,226
Research and development	15,400	13,161

Total operating expenses	45,252	38,387

Income (loss) from operations	(31,324)	17,986

Interest income	754	97
Interest expense	(2,079)	(2,083)
Gain on extinguishment of debt	1,179	-

Income (loss) from continuing operations, before tax	(31,470)	16,000

Provision (benefit) for income taxes	(11,882)	160

Income (loss) from continuing operations	(19,588)	15,840

Income from discontinued operations, net of tax	22,727	-

Net income	$3,139	$15,840

Income (loss) per share from continuing operations:
Basic	$(0.32)	$0.23
Diluted	$(0.32)	$0.21

Income per share from discontinued operations:
Basic	$0.37	$-
Diluted	$0.37	$-

Net income per share:
Basic	$0.05	$0.23
Diluted	$0.05	$0.21

Weighted average shares outstanding:
Basic	60,451	69,684
Diluted	60,451	73,687

Equity-based compensation expense included in continuing operations:
Cost of sales	$(29)	$46
Selling, general and administrative	(667)	714
Research and development	24	344
Total	$(672)	$1,104

	Three months ended
	December 27,	January 2,
	2008 *	2010

Additional financial data:

Depreciation and amortization
Continuing operations	$5,559	$4,513

Capital expenditures
Continuing operations	$2,433	$1,096

	December 27,	January 2,
	2008 *	2010

Backlog of orders
Continuing operations	$53,000	$36,000

Number of employees
Continuing operations	2,434	2,574

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

		(Unaudited)
	October 3,	January 2,
	2009 *	2010
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$144,560	$175,207
Restricted cash	281	216
Accounts and notes receivable, net of allowance for doubtful accounts of $1,378 and $1,009 respectively	95,779	84,370
Inventories, net	41,489	49,784
Prepaid expenses and other current assets	11,566	13,475
Deferred income taxes	1,786	1,789

TOTAL CURRENT ASSETS	295,461	324,841

Property, plant and equipment, net	36,046	35,054
Goodwill	26,698	26,698
Intangible assets	48,656	46,270
Other assets	5,774	7,369

TOTAL ASSETS	$412,635	$440,232

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$48,964	$48,964
Accounts payable	39,908	53,245
Accrued expenses and other current liabilities	32,576	29,480
Income taxes payable	1,612	1,341

TOTAL CURRENT LIABILITIES	123,060	133,030

Long term debt	92,217	93,733
Deferred income taxes	16,282	16,329
Other liabilities	10,273	9,742

TOTAL LIABILITIES	241,832	252,834

SHAREHOLDERS' EQUITY
Common stock, no par value	413,092	414,462
Treasury stock, at cost	(46,356)	(46,356)
Accumulated deficit	(197,812)	(181,972)
Accumulated other comprehensive income	1,879	1,264

TOTAL SHAREHOLDERS' EQUITY	170,803	187,398

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$412,635	$440,232

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
(In thousands)
(Unaudited)

Fiscal 2010:

		Expendable
	Equipment	Tools
Three months ended January 2, 2010	Segment	Segment	Consolidated

Net revenue	$111,597	$16,818	$128,415
Cost of sales	65,145	6,897	72,042
Gross profit	46,452	9,921	56,373
Operating expenses	31,605	6,782	38,387
Income from continuing operations	$14,847	$3,139	$17,986

Fiscal 2009:

		Expendable
	Equipment	Tools
Three months ended December 27, 2008 *	Segment	Segment	Consolidated

Net revenue	$23,659	$13,757	$37,416
Cost of sales	16,657	6,831	23,488
Gross profit	7,002	6,926	13,928
Operating expenses	38,733	6,519	45,252
Income (loss) from continuing operations	$(31,731)	$407	$(31,324)

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended
	December 27, 2008	January 2, 2010

Net cash provided by continuing operations	$2,012	$34,125
Net cash used in discontinued operations	(779)	(496)
Net cash provided by operating activities	$1,233	$33,629

Net cash used in investing activities, continuing operations	(48,880)	(1,031)
Net cash provided by (used in) investing activities, discontinued operations	149,857	(1,838)
Net cash provided by (used in) investing activities	$100,977	$(2,869)

Net cash used in financing activities, continuing operations	(74,187)	(23)
Effect of exchange rate changes on cash and cash equivalents	91	(90)
Changes in cash and cash equivalents	$28,114	$30,647
Cash and cash equivalents, beginning of period	144,932	144,560
Cash and cash equivalents, end of period	$173,046	$175,207

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)
	Three months ended	Three months ended
	December 27,	January 2,
	2008 *	2010

	(GAAP results)

Net revenue	$37,416	$128,415
Gross profit	13,928	56,373
Income (loss) from operations	(31,324)	17,986
Income (loss) from continuing operations	(19,588)	15,840

Weighted average shares outstanding
Basic	60,451	69,684
Diluted	60,451	73,687

Income (loss) per share from continuing operations
Basic	$(0.32)	$0.23
Diluted	$(0.32)	$0.21

	(Non-GAAP measures)

Net revenue	$37,416	$128,415
Gross profit	13,899	56,419
Income (loss) from operations	(21,837)	21,677
Income (loss) from continuing operations	(21,878)	21,197

Weighted average shares outstanding
Basic	60,451	69,684
Diluted	60,451	73,687

Income (loss) per share from continuing operations
Basic	$(0.36)	$0.30
Diluted	$(0.36)	$0.29

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2010:

Three months ended January 2, 2010
	(GAAP results)

Net revenue	$111,597	$16,818	$128,415
Gross profit	46,452	9,921	56,373
Income from operations	14,847	3,139	17,986

	(Non-GAAP measures)

Net revenue	$111,597	$16,818	$128,415
Gross profit	46,489	9,930	56,419
Income from operations	17,513	4,164	21,677

Fiscal 2009:

Three months ended December 27, 2008 *
	(GAAP results)

Net revenue	$23,659	$13,757	$37,416
Gross profit	7,002	6,926	13,928
Income (loss) from operations	(31,731)	407	(31,324)

	(Non-GAAP measures)

Net revenue	$23,659	$13,757	$37,416
Gross profit	7,017	6,882	13,899
Income (loss) from operations	(26,237)	4,400	(21,837)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Three months ended
	December 27,	% of	January 2,	% of
	2008*	Revenue	2010	Revenue

Net revenue (GAAP results)	$37,416		$128,415
Net revenue (Non-GAAP measures)	37,416		128,415

Gross profit (GAAP results)	13,928	37.2%	56,373	43.9%
- Equity-based compensation expense	(29)		46
Gross profit (Non-GAAP measures)	13,899	37.1%	56,419	43.9%

Income (loss) from operations (GAAP results)	(31,324)	-83.7%	17,986	14.0%
- Equity-based compensation expense	(672)		1,104
- Severance plan	2,586		199
- Facilities contractual commitments	2,608		-
- Tax settlement expense	2,212		-
- Amortization of intangibles	2,753		2,388
Income (loss) from operations (Non-GAAP measures)	(21,837)	-58.4%	21,677	16.9%

Income (loss) from continuing operations (GAAP results)	(19,588)	-52.4%	15,840	12.3%
- Equity-based compensation expense	(672)		1,104
- Severance plan	2,586		199
- Facilities contractual commitments	2,608		-
- Tax settlement expense	2,212		-
- Amortization of intangibles	2,753		2,388
- Gain on extinguishment of debt	(1,179)		-
- Non cash interest expense	1,642		1,720
- Tax settlement benefit	(12,154)		-
- Tax effect of non-GAAP adjustments	(86)		(54)
Income (loss) from continuing operations (Non-GAAP measures)	(21,878)	-58.5%	21,197	16.5%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	60,451		69,684
Diluted	60,451		73,687

Income (loss) per share from continuing operations (GAAP results)
Basic	$(0.32)		$0.23
Diluted	$(0.32)		$0.21

Adjustments to net income (loss) per share
Basic	$(0.04)		$0.07
Diluted	$(0.04)		$0.08

Income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$(0.36)		$0.30
Diluted	$(0.36)		$0.29

*  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2010:

Three months ended January 2, 2010

Net revenue (GAAP results)	$111,597		$16,818		$128,415
Net revenue (Non-GAAP measures)	111,597		16,818		128,415

Gross profit (GAAP results)	46,452	41.6%	9,921	59.0%	56,373
- Equity-based compensation expense	37		9		46
Gross profit (Non-GAAP measures)	46,489	41.7%	9,930	59.0%	56,419

Income from operations (GAAP results)	14,847	13.3%	3,139	18.7%	17,986
- Equity-based compensation expense	877		227		1,104
- Severance plan	(26)		225		199
- Amortization of intangibles	1,815		573		2,388
Income from operations (Non-GAAP measures)	17,513	15.7%	4,164	24.8%	21,677

Fiscal 2009:

Three months ended December 27, 2008

Net revenue (GAAP results)	$23,659		$13,757		$37,416
Net revenue (Non-GAAP measures)	23,659		13,757		37,416

Gross profit (GAAP results)	7,002	29.6%	6,926	50.3%	13,928
- Equity-based compensation expense	15		(44)		(29)
Gross profit (Non-GAAP measures)	7,017	29.7%	6,882	50.0%	13,899

Income (loss) from operations (GAAP results)	(31,731)	-134.1%	407	3.0%	(31,324)
- Equity-based compensation expense	(367)		(305)		(672)
- Severance plan	1,600		986		2,586
- Facilities contractual commitments	2,165		443		2,608
- Tax settlement expense	-		2,212		2,212
- Amortization of intangibles	2,096		657		2,753
Income (loss) from operations (Non-GAAP measures)	(26,237)	-110.9%	4,400	32.0%	(21,837)

Reconciliation of Return on Invested Capital
(For the three months ending January 2, 2010)
(Dollar amounts in thousands)
(Unaudited)

	As Reported	Adjustments		Non-GAAP ROIC
	GAAP Results
		Depreciation/
		Amortization

Income from Operations	$17,986	$4,513		$22,499		Adjusted Net
						Operating Income
				X 4
				$89,996	(A)	Annualized

		Company	FIN 48
		Cash Limit (1)	Adoption (2)
Cash & Cash
Equivalents & Investments held to Maturity	$175,423	$(100,423)		$75,000

Non-Cash Assets	$264,809			$264,809

Total Assets	$440,232			$339,809

Total Current Liabilities	$133,030		$1,699	$85,765

Net Invested Capital	$307,202			$254,044	(B)	Adjusted Net
						Invested Capital

				35.4	% (A)/(B)	ROIC

(1)	Only the first $75 million of cash is used for the ROIC calculation which management estimates is the Company's minimum cash requirement.
(2)
Current liabilities includes tax liabilities classified as current liabilities in prior periods, but reclassified to long term liabilities as a result of the Company's adopted FIN 48 in fiscal Q1 of 2008.